Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Digital Network International Alliance, Inc. (the "Company") on Form 10-QSB/A for the period ended March 31, 2005 (the "Report"), I, Eppie Wong Yuk Ping, CFO and a director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

/s/ Eppie Wong Yuk Ping
Eppie Wong Yuk Ping, CFO and a director

April 17, 2006